Income tax	12 Months Ended
Oct. 31, 2011
Income Tax Disclosure [Abstract]
Note 7 - Income tax

Deferred tax assets

At October 31, 2011, the Company had net operating loss (“NOL”) carry–forwards for Federal income tax purposes of $61,034 that may be offset against future taxable income through 2031.  No tax benefit has been reported with respect to these net operating loss carry-forwards in the accompanying consolidated financial statements because the Company believes that the realization of the Company’s net deferred tax assets of approximately $20,752, was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are fully offset by a valuation allowance.

Deferred tax assets consist primarily of the tax effect of NOL carry-forwards.  The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realizability.  The valuation allowance increased approximately $16,593 and $4,159 for the fiscal year ended October 31, 2011 and for the period from December 8, 2009 (inception) through October 31, 2010, respectively.

Components of deferred tax assets at October 31, 2011 and 2010 are as follows:

	October 31, 2011	October 31, 2010
Net deferred tax assets – Non-current:
Expected income tax benefit from NOL carry-forwards	$20,752	$4,159
Less valuation allowance	(20,752)	(4,159)
Deferred tax assets, net of valuation allowance	$-	$-

Income taxes in the consolidated statements of operations

A reconciliation of the federal statutory income tax rate and the effective income tax rate as a percentage of income before income taxes is as follows:

	For the Fiscal Year Ended October 31, 2011	For the Period from December 8, 2009 (inception) through October 31, 2010

Federal statutory income tax rate	34.0%	34.0%
Change in valuation allowance on net operating loss carry-forwards	(34.0)%	(34.0)%
Effective income tax rate	0.0%	0.0%